UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 20, 2010 (May 18, 2010)
Date of Report (date of earliest event reported)
COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-15925 (Commission File Number)	13-3893191 (I.R.S. Employer Identification No.)
4000 Meridian Boulevard
Franklin, Tennessee 37067
(Address of principal executive offices)
Registrant’s telephone number, including area code: (615) 465-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
(a) The 2010 annual meeting of stockholders of Community Health Systems, Inc., (the “Company”) was held on May 18, 2010.
(b) The following describes the matters that were submitted to the vote of the stockholders of the Company at the 2010 annual meeting of stockholders and the result of the votes on these matters:
(1) The stockholders approved an amendment of the Restated Certificate of Incorporation of the Company that had been previously approved by the Board of Directors of the Company (the “Amendment”) to provide for the declassification of the Board of Directors. Commencing with the 2010 annual meeting of stockholders, persons who are elected (or re-elected) as directors of the Company will be elected to terms that expire at the next annual meeting of stockholders and until their respective successors have been elected and have qualified. The Certificate of Amendment to the Restated Certificate of Incorporation of Community Health Systems, Inc. which sets forth the Amendment is attached as Exhibit 3.2 hereto, with the pre-Amendment Restated Certificate of Incorporation incorporated by reference as Exhibit 3.1 hereto. The results of this proposal to approve the Amendment were as follows:

For	Against	Abstain	Broker Non-Votes
85,966,753	20,507	14,618	0
(2) The stockholders approved the election of the following persons as directors of the Company for terms that expire at the 2011 annual meeting of stockholders of the Company and until their respective successors have been elected and have qualified:

Name	For	Against	Abstain	Broker Non-Votes
(a) W. Larry Cash	78,963,247	4,512,549	7,918	2,518,164
(b) H. Mitchell Watson, Jr.	81,925,633	1,549,328	8,753	2,518,164
Harvey Klein, M.D., whose term as a director expired at the 2010 annual meeting of stockholders, did not stand for re-election. The terms of office of the remaining directors of the Company, John A. Clerico, James S. Ely III, John A. Fry, William Norris Jennings, M.D., Julia B. North, and Wayne T. Smith, continued after the 2010 annual meeting of stockholders for the periods specified at the time of their election as directors.
(3) The Board of Directors appointment of Deloitte & Touche, LLP, as the Company’s independent registered public accountants for 2010, was ratified by the affirmative votes of the stockholders:

For	Against	Abstain	Broker Non-Votes
85,526,384	461,146	14,348	0

(c) Not applicable

Item 9.01	Financial Statements and Exhibits

No.	Description
3.1
Form of Restated Certificate of Incorporation of Community Health Systems, Inc. (incorporated by reference to Exhibit 3.1 to Amendment No. 4 to Community Health Systems, Inc.’s Registration State on Form S-1/A filed June 8, 2000 (No. 333-31790))

3.2	Certificate of Amendment to the Restated Certificate of Incorporation of Community Health Systems, Inc., dated May 18, 2010*

*	Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 20, 2010	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)
	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board, President and Chief Executive Officer (principal executive officer)

By:	/s/ W. Larry Cash
W. Larry Cash
Executive Vice President, Chief Financial Officer and Director (principal financial officer)